UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2025

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road - Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K filed by NightFood Holdings, Inc. (the “Company”) on September 10, 2024 (the “Original 8-K”), as amended by the Form 8-K/A filed on December 19, 2024, is being filed in connection with the execution of the Second Amendment to the Share Exchange Agreement, dated March 31, 2025, as amended.

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2025, the Company entered into the Second Amendment to the Share Exchange Agreement, dated September 4, 2024, as amended on December 10, 2024 (the “Share Exchange Agreement”), by and among the Company, Future Hospitality Ventures Holdings, Inc., a wholly owned subsidiary of the Company (“FHVH”), SWC Group, Inc. (“SWC”), and Sugarmade, Inc., the sole shareholder of SWC.

The Second Amendment (i) provides that SWC will deliver its outstanding shares directly to the Company, rather than to FHVH, and, as a result, SWC will become a wholly owned subsidiary of the Company; (ii) requires SWC to deliver its stock ledger and resolutions evidencing the share transfer to the Company; (iii) adjusts the closing date of the Share Exchange Agreement to March 31, 2025; and (iv) restates Section 1.2 of the Share Exchange Agreement to adjust the calculation of the Purchase Price to be based on $0.02 per share of common stock, $0.001 par value per share, of the Company, and as a result, the Company shall issue 83,333.33 shares of Series C Preferred Stock, $0.001 par value per share, of the Company to SWC..

Except as expressly amended, all other terms and conditions of the Share Exchange Agreement remain unchanged and in full force and effect. A copy of the Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 2, 2025, the Company issued a press release announcing the closing of its acquisition of SWC. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
10.1	Second Amendment to the Share Exchange Agreement dated March 31, 2025.
99.1	Press release, dated April 2, 2025, announcing the acquisition of SWC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nightfood Holdings Inc.

By:	/s/ Lei Sonny Wang
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

Date: April 2, 2025